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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - March, 14, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

     Pennsylvania                                             23-0366390
     ------------                                             ----------
(State of Incorporation)                                   (I.R.S. Employer
                                                           Identification No.)

 2500 Columbia Avenue, Lancaster, PA                              17603
 -----------------------------------                              -----
      (Address of principal                                      Zip Code
       executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

     Pennsylvania                                             23-3033414
     ------------                                             ----------
(State of Incorporation)                                   (I.R.S. Employer
                                                           Identification No.)

 2500 Columbia Avenue, Lancaster, PA                              17603
 -----------------------------------                              -----
      (Address of principal                                      Zip Code
       executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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
ITEM 9.    REGULATION FD DISCLOSURE.

           As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc., filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court") in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under Chapter 11 were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The Chapter 11 cases are being jointly administered under case number 00-4471 (RJN) (the "Chapter 11 Proceeding").

           On November 4, 2002, AWI filed its Plan of Reorganization (the "Plan") with the Court.

           On December 20, 2002, AWI filed its Disclosure Statement with respect to the Plan (the "Disclosure Statement") with the Court.

           On March 14, 2003, AWI filed its First Amended Plan of Reorganization and First Amended Disclosure Statement with the Court. The amendments to the Plan and the Disclosure Statement are the result of extensive negotiations among the parties in interest in the Chapter 11 Proceeding, and reflect the compromise of various claims and arguments such parties have asserted or could assert in such proceeding. AWI is asking the Court to approve the First Amended Disclosure Statement for circulation to its creditors and stockholder, to solicit votes on whether to approve the First Amended Plan of Reorganization. A copy of the First Amended Plan of Reorganization, the First Amended Disclosure Statement and a copy of the press release issued by AWI are attached hereto as Exhibits 99.1, 99.2, and 99.3 respectively, and incorporated by reference herein.




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARMSTRONG WORLD INDUSTRIES, INC.


                            By: /s/ Walter T. Gangl
                                ------------------------------------------------
                                Name:  Walter T. Gangl
                                Title: Assistant Secretary



                            ARMSTRONG HOLDINGS, INC.


                            By: /s/ Walter T. Gangl
                                ------------------------------------------------
                                Name:  Walter T. Gangl
                                Title: Deputy General Counsel
                                       and Assistant Secretary



Dated:  March 14, 2003








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
                                  EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

99.1 First Amended Plan of Reorganization of Armstrong World Industries, Inc. under Chapter 11 of the Bankruptcy Code, dated March 14, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware.

99.2 First Amended Disclosure Statement dated March 14, 2003 for the First Amended Plan of Reorganization of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware.

99.3           Press Release of Armstrong World Industries, Inc., dated March
               14, 2003.










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